UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 24, 2004


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
                     --------------------------------------
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


FLORIDA                            000-30932                    98-0346454
-------                            ---------                    ----------
(STATE OR OTHER JURISDICTION)     (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
OF INCORPORATION)                                               IDENTIFICATION)


                       132 PENN AVENUE, TELFORD, PA 18969
                       ----------------------------------

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 721-2188
                                                           --------------


                                       N/A

          (Former name or former address, if changed since last report)

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


Effective November 24, 2004, the Issuer's (the "Company") wholly owned subsidiary ESW America, Inc. entered into a lease agreement with Nappen & Associates for approximately 40,220 square feet of leasehold space at 2 Bethlehem Pike Industrial Center, Montgomery Township, Pennsylvania. The leasehold space is intended to house the Company's research and development facilities. The lease will commence on January 15, 2005 and expire January 31, 2010.


                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.


                                   By: /s/ David J. Johnson
                                       --------------------
                                   Interim President and Chief Executive Officer

November 26, 2004
Telford, PA